AGREEMENT OF SALE dated as of this 28th day of June, 1996, by and between Intelligent Decision Systems, Inc., a Delaware corporation (the "Purchaser"), The Neptune Group, Inc., a Delaware corporation (the "Seller"), Stephen M. Chaleff ("SMC") and Fred Wiener ("FW") (SMC and FW are herein sometimes collectively called the "Stockholders").
      WHEREAS, the Stockholders own all the issued and outstanding common stock of Seller and Seller, directly or indirectly, owns all of the issued and outstanding stock of the corporations listed on Schedule A hereto (the "Subsidiaries" and, together with Seller, individually and collectively the "Consolidated Group");
      WHEREAS, the Purchaser desires to acquire from the Seller substantially all of the assets, subject to substantially all of the liabilities, of the Consolidated Group, all in accordance with the terms and conditions hereof;
      NOW, THEREFORE, in consideration of the above premises and of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:
      1.    Purchase of the Assets
            1.01 Sold Assets.Subject to the terms and conditions and upon the representations and warranties herein set forth, the Seller hereby agrees to (and to cause of each of the Subsidiaries to) sell, transfer and convey to the Purchaser, and the Purchaser hereby agrees to purchase, acquire and assume from the Seller and the Subsidiaries, on the Closing Date (as hereinafter defined), the existing business of the Consolidated Group, and all of the Consolidated Group's right, title and interest in its assets, properties and rights (other than Retained Assets, as hereinafter defined) including, without limitation, the following (collectively the "Acquired Assets"):
                  (a) $1,300,000 in cash, marketable securities, security deposits, certificates of deposit, letters of credit and other cash items;
                  (b)   The existing business of the Consolidated Group;
                  (c) All accounts receivable and notes receivable of the Consolidated Group or other rights to receive payments arising out of the leasing, sale, financing or marketing of the Consolidated Group's equipment and products and any claims against suppliers or others with regard to defective equipment, products and materials;
                  (d) All inventories of finished goods, work-in-process, raw materials, production supplies, office supplies and other miscellaneous supplies and materials of the Consolidated Group, wherever situated;
                  (e) All prepaid expenses, rent, freight and deposits; (f) All land, buildings and improvements; (g) All machinery, equipment, tools, motor vehicles, supplies, and furniture and fixtures, of every kind and description, wherever situated, including that which has been ordered for such use on or before the date of this Agreement, and ordered and/or purchased by the Consolidated Group after the date of execution of this Agreement in the ordinary course of business, whether or not received prior to the Closing Date;

                  (h) All of the Consolidated Group's rights under all contracts, leases and agreements to which any of them is, or may be, a party at the Closing Date;
                  (I) All copyrights, licenses, processes, formulae, trade secrets, inventions and royalties of the Consolidated Group;
                  (j) All customer lists, uncollected invoices, credit files, schedules of fixed assets, inventory cost records, schedules of trade and other receivables, contracts, files, papers and records and all other public or confidential business records which are used in connection with the conduct of the business of the Consolidated Group;
                  (k) All employment contracts, restrictive covenants, non-disclosure agreements and related obligations of the present and former officers and employees of the Consolidated Group and of all other individuals and corporations  with  whom  the  Consolidated  Group  has  or  presently  conducts business;
                  (l) All tangible and intangible assets, actual and contingent, reflected or referenced on the Financial Statements (as hereinafter defined) and/or Schedule C hereto; and
                  (m) All rights and benefits under that certain litigation between the Seller and MKT, Inc., more particularly referenced on Schedule C (the "Litigation") including control of the prosecution and settlement thereof.
            1.02  Retained Assets.  Notwithstanding the provisions of Section
1.01 hereof, there shall be excluded from the transfer hereunder and from the definition of Acquired Assets the following: (a) all cash, marketable securities, security deposits, certificates of deposit, letters of credit and other cash items in excess of $1,300,000, (b)
the 300,000 warrants owned by one of the Subsidiaries to purchase common stock of Purchaser, (c) the debt (and collateral therefor) owed by Wheelers, Inc. (and its subsidiaries), Ron and Tammy Smith and Orrin Tobbe to Seller and (d) intercompany accounts receivable within the Consolidated Group ("Retained Assets").
            1.03 Title to Acquired Assets. Except as specifically set forth in this Agreement or the Schedules annexed hereto, all of the Acquired Assets to be transferred hereunder shall be transferred free and clear of all liens, claims, encumbrances or rights of others of every kind and description.
      Section 2.  Assumption of Liabilities
      2.01 Assumed Liabilities. Subject to all of the terms and conditions of this Agreement, the Purchaser hereby agrees to assume and pay, perform or otherwise discharge on and after the Closing Date, as the same shall become due in accordance with their respective terms, all of the liabilities and obligations of the Consolidated Group (other than Retained Liabilities) including without limitation, the following (collectively the "Assumed Liabilities): (a) all liabilities and obligations of Seller reflected on Schedule H hereto (including with respect to the Litigation and the defense and/or settlement thereof), (b) all liabilities and obligations otherwise incurred by the Consolidated Group in the ordinary course of its business between the date of the latest Financial Statements and the Closing Date and (c) all liabilities and obligations arising under or out of any agreements, instruments and documents constituting Acquired Assets.

      2.02 Retained Liabilities. Purchaser shall not assume as a part of the Assumed Liabilities, and Seller shall retain, all liabilities and obligations for the following ("Retained Liabilities"):
            (a) Any cost, expense, or tax liability of the Seller and/or the Subsidiaries arising from or growing out of the sale and exchange provided for by this Agreement;
            (b) Liabilities for Federal taxes, interest, penalties, costs and expenses arising out of the audit being currently conducted by the Internal Revenue Service of Seller for its fiscal years ended November 30, 1991 and 1992; and
            (c)   Intercompany accounts payable with the Consolidated Group.

     3. Purchase Price. In payment for the Acquired Assets, on the Closing Date, the Purchaser shall issue and deliver to the Seller of an aggregate of 750,000 shares of the common stock of the Purchaser (collectively the "Purchaser's Stock"). On or before September 30, 1996, Purchaser shall, at its expense, take all steps necessary to cause an appropriate registration statement covering the Purchaser's Stock to be duly filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act") and thereafter Purchaser shall diligently process and pursue such registration and any necessary amendments thereto, as well as all appropriate registrations and qualifications with applicable State regulatory bodies, so that the Purchaser's Stock is fully and freely publicly tradable by Sellers as soon as possible after such date. The Seller is acquiring the Purchaser's Stock for its own account, and not with a view toward the sale or distribution thereof in violation of the Act. The certificates representing the

Purchaser's Stock issued to Seller pursuant to this Agreement shall bear a legend in substantially the following form:

            "The shares represented by this Certificate may not be transferred unless a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, and any other applicable law, or the Company shall have received an opinion of counsel satisfactory to it that no violation of such laws will be
            involved   in  such   transfer."

     Notwithstanding the aforesaid registration of the Purchaser's Stock, the Seller hereby acknowledges and agrees that it will not sell or otherwise transfer the Purchaser's Stock during the one year period after the Closing Date, other than transfers to the Stockholders and/or members of their families and/or other corporations, trusts and other entities owned or controlled by them or either of them, in each case subject to the aforesaid one-year transfer restriction. The Purchaser's Stock shall be legended to reflect the restrictions contained in this paragraph.
      4. Closing Date. Transfer of the Acquired Assets and Assumed Liabilities and delivery of the Purchaser's Stock will be made at the offices of the Seller, 1266 Main Street, Sixth Floor, Stamford, CT at 10:00 A.M., Eastern Daylight Time, on June 28th, 1996, or such other date and time as shall be mutually agreed upon (said date and time is hereinafter called the "Closing Date"). On the Closing Date the Seller will deliver to the Purchaser instruments for the transfer of the Acquired Assets against delivery by the Purchaser to the Seller of certificates for the Purchaser's Stock, and instruments of assumption for the Assumed Liabilities.

      5.    Representations and Warranties of the Seller.
            The Seller represents and warrant to the Purchaser as follows:
     (a) The Seller is a corporation duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation under the laws of the State of Connecticut. The Seller has an authorized capital stock consisting of 1,000 shares of Common Stock, $1.00 par value ("Common Stock"), of which 100 shares of Common Stock have been validly issued and are outstanding, fully paid and nonassessable and all of which are owned by the Stockholders as follows: 60 shares are owned by SMC and 40 shares are owned by FW. There are no outstanding rights, options, warrants, contracts, commitments or demands of any character which would require the issuance (or transfer out of treasury) by the Seller of any shares of its capital stock. The Seller does not own any interest in any other corporation, partnership or proprietorship other than (I) the Subsidiaries listed on Schedule A hereto, each of which is duly incorporated, validly existing and in good standing in its respective state of its incorporation listed on Schedule A-1 and (ii) the interests in the entities described on Schedule A-2 hereto.
            (b) Schedule B annexed hereto contains a true, correct and complete list of the officers and directors of the Seller and each of the Subsidiaries and all bank accounts and lock boxes of the Seller and each of the Subsidiaries.
            (c) Other than as indicated on Schedule A, neither the Seller nor any of the Subsidiaries is qualified as a foreign corporation in any jurisdiction nor is it authorized to do business or in good standing in any jurisdiction and, to the best of

Seller's knowledge, the character of the properties owned or leased by it and/or the nature of the business transacted by it do not make any such qualification necessary.
            (d) Except as set forth in Schedule C annexed hereto, there is no pending or (to Seller's knowledge) threatened suit, arbitration or other proceeding to which any member of the Consolidated Group is a party before or by any court, government instrumentality, agency or body or any arbitration tribunal or other forum which might result in any material adverse change in the condition (financial or other), business, properties, or prospects of the Consolidated Group or which may materially adversely affect its properties or assets; it being understood and agreed by Purchaser that the Acquired Assets and Assumed Liabilities include all rights, benefits, rewards, losses, costs and expenses of the contingent assets and liabilities referenced on Schedule C (other than the Retained Asset and Retained Liabilities).
            (e) The compliance with the terms of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, the Certificate of Incorporation, as amended, or By-laws of the Consolidated Group, any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Consolidated Group is a party, or by which any of them are bound, or any existing law, order, rule, regulation, writ, injunction or decree of any union or any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Consolidated Group. To the knowledge of the Seller, no consent, approval, authorization or order of any court or governmental agency or body is required by the Consolidated Group to consummate the transactions contemplated herein.
            (f) Except as reflected in the Financial Statements comprising Schedule E or as set forth on Schedule C annexed hereto, no member of the Consolidated Group is a party to any contract not made in the ordinary course of business nor is it a party to any (1) contract for the employment of any officer or individual employee, (2) contract with any union, (3) bonus, deferred compensation, profit sharing, pension or retirement arrangement, (4) leases for real or personal property, or (5) other material contract, agreement or commitment not terminable without penalty on not more than thirty days' prior written notice. To the best of the Seller's knowledge, each member of the Consolidated Group has in all material respects performed all obligations required to be performed by it and is not in default under any of such agreements, leases or other instruments.
            (g) Except as set forth in Schedule D hereto, the Consolidated Group does not own or have any interest in any patents, trademarks, tradenames or copyrights and, to the best of Seller's knowledge, is not infringing any patents, trademarks, trade names or copyrights of others and has not received any notice of conflict with the asserted rights of others.
            (h) There is annexed hereto as Schedule E the following financial statements of the Consolidated Group:
            (A) A balance sheet at May 31, 1996 and a statement of income for the six months then ended, which are unaudited (the "Current Year Statements").

            (B) A balance sheet at November 30, 1995 and a statement of income for the fiscal year then ended, which have been audited by Bloom, Hochberg & Co., which is an independent accounting firm with respect to the Corporation.
            (C) An audited Balance Sheet and Statement of Income for the fiscal year ended November 30, 1994.
      The foregoing financial statements are sometimes herein collectively called the "Financial Statements". The Financial Statements are true and correct and have been prepared in accordance with generally accepted accounting principles consistently applied in accordance with prior periods and fairly present the financial position of the Consolidated Group at their respective dates and the results of operations of the Consolidated Group for the periods covered thereby. Within ten (10) days after the Closing Date, Seller shall deliver to Purchaser an unqualified opinion of Bloom Hochberg & Co. with respect to the year-end Financial Statements referenced in (B) and (C) above.
      (I) Except as reflected in the Financial Statements or as set forth on Schedule C or as included in Retained Assets and/or Retained Liabilities, there is no indebtedness due from (or to) the Consolidated Group as of the date hereof or to (or from) the Stockholders or any relative of either of them, or any partnerships, corporations or proprietorships in which either of them or a relative of either of them has an equity interest, except for current salaries.
      (j) Schedule H hereto contains a true and complete description of all Assumed Liabilities of which Seller has knowledge or reasonably should have knowledge and, except as set forth on Schedule H hereto, to the best of Seller's knowledge, the

Consolidated Group has no material liabilities or obligations of any nature whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities due or to become due and whether incurred in, or in respect of or measured by its income for, any period prior to the date hereof or arising out of transactions entered into or any state of facts existing prior hereto. Seller further represents that there are, and on the Closing Date will be, no unpaid Federal, State or local employee withholding or other payroll taxes due, owing or accrued by the Consolidated Group for any period prior to the Closing Date.
      (k) Between the date of the Current Year Statements and the date hereof, to the best of Seller's knowledge, there has been no material adverse change in the financial condition and the operations of the Consolidated Group and the properties and assets of the Consolidated Group have not been materially affected by any damage, destruction or loss, whether or not covered by insurance.
      (l) Each member of the Consolidated Group has full corporate authority to conduct its business as presently conducted and, to the best of Seller's knowledge, such business of the Consolidated Group is currently being conducted in compliance with all laws and governmental regulations and orders applicable thereto.
      (m) The execution and delivery of this Agreement have been duly authorized by all necessary action by the Seller and constitutes the valid and binding obligation of the Seller enforceable in accordance with its terms.
      6.    Representations and Warranties of the Purchaser.

            The Purchaser represents and warrants to the Seller and Stockholders as follows:
            (a) The execution of this Agreement and consummation of the transactions contemplated hereby, including the authorization and issuance of the Purchaser's Stock, have been duly authorized by all necessary action by the Purchaser and constitute the valid and binding obligations of the Purchaser enforceable in accordance with their terms.
            (b) The compliance with the terms of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any note, indenture, mortgage, deed of trust or other agreement or instrument of which the Purchaser is a party, or by which it is bound, or any existing law, order, rule, regulation, writ, injunction or decree of any union or any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Purchaser or any of its property. No consent, approval, authorization or order of any court or governmental agency or body or union is required by the Purchaser to consummate the transactions contemplated herein.
            (c) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, is duly authorized to transact business and is in good standing in every other jurisdiction in which it is doing business, and is duly authorized and empowered to execute, deliver and perform this Agreement, and all documents and instruments relating thereto.

            (d) The Purchaser has furnished to the Seller its filed and effective Registration Statement on Form S-4 and the audited and unaudited financial statements and Prospectus contained therein, all as set forth on Schedule F annexed hereto and made a part hereof (such Registration Statement, Prospectus and financial statements being collectively called the "Purchaser Disclosure Documents"). The Purchaser Disclosure Documents are true and complete and fairly present the financial condition of the Purchaser as of the dates therein specified, and have been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of the Prospectus included in the Purchaser Disclosure Documents there has been no material adverse change in the condition, financial or otherwise, of the Purchaser, or in its relationship with any suppliers, customers, lenders, investors or other business affiliates which have not been disclosed in writing to Seller.
            (e) All documentation and information heretofore furnished (or hereafter furnished pursuant to Section 9(I) hereof ) by the Purchaser to the Seller with respect to the Purchaser, its shareholders, officers and directors and the Vision System (as defined and described on Exhibit I hereto) is true and accurate in every material aspect.
            (f) As of the date hereof, except as set forth in the Purchaser Disclosure Documents and except as incurred in the ordinary course of business of the Purchaser since the date of such Purchaser Disclosure Documents or otherwise disclosed in writing to Seller, the Purchaser has no liabilities or obligations of any nature whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities due or to become due, and whether incurred in or in respect of or measured by its income, for any period prior to the date hereof or arising out of transactions entered into or any state of facts existing prior hereto.
            (g) For purposes of Purchaser's representations and warranties contained in subsections (d) through (f) hereof, Purchaser shall include any and all subsidiaries of Purchaser.
            (h) Purchaser has been informed about and understands the liabilities and potential liabilities of the Consolidated Group referenced on Schedules C and H hereto and has conducted and completed its due diligence and all other investigations with respect thereto and otherwise with respect to the Consolidated Group as it has deemed necessary and, without limiting Seller's representations and warranties contained herein and Purchaser's reliance thereon, Purchaser assumes all risks attendant with such liabilities (other than Retained Liabilities) and/or any other potential liabilities resulting from the business and operations of the Consolidated Group prior to the Closing Date.
      7.    Covenants of the Seller.
            (a) The Seller will continue to afford to the officers and authorized representatives of the Purchaser additional access to the properties, books and records of the Consolidated Group prior to the Closing Date, and will cause the officers of the Seller to furnish the Purchaser with such additional financial and operating data and other information as to the business and the properties of the Consolidated Group which the Purchaser shall from time to time reasonably request prior to the Closing Date. Purchaser agrees that all information so provided and identified as "confidential" will be treated as such, that Purchaser will not make any use of such information unless the same shall become available to it through non-confidential means or shall otherwise come into the public domain, and that if this Agreement shall be terminated without the consummation of the transactions herein contemplated, Purchaser will return all such confidential documents (and all copies thereof) in its possession or will certify to Seller that all of such documents not returned have been destroyed by Purchaser.
            (b) Between the date hereof and the Closing Date, the Seller will not, nor will the Seller permit the Consolidated Group, without the prior written consent of Purchaser (not to be unreasonably withheld), to (1) issue any stock, notes, options or other corporate securities, (2) incur any material obligation or liability, absolute or contingent, except in each case in the ordinary course of business, (3) discharge or satisfy any material lien or encumbrance or pay any material obligation or liability, absolute or contingent, except in each case in the ordinary course of business, (4) declare or make any payment or distribution to its shareholders or purchase or redeem any of its capital stock, (5) mortgage, pledge or subject to lien or any other encumbrance any material tangible assets or cancel any material debts or claims, except in each case in the ordinary course of business, or (7) amend their respective Certificates of Incorporation or By-laws in any materially adverse respect.
            (c) Between the date hereof and the Closing Date, the Seller will, and the Seller will cause the Consolidated Group to, (1) conduct its business in the same manner as currently conducted, (2) use their best efforts to preserve the business organization and preserve the relationship of the Consolidated Group with its customers, (3) maintain in force the Consolidated Group's existing policies of hazard and liability insurance and (4) not materially increase the annual level of compensation of any employee of the Consolidated Group and not increase at all the annual level of compensation of any person whose compensation from the Consolidated Group in the last preceding fiscal year exceeded $75,000, nor grant any unusual or extraordinary bonuses, benefits or other forms of direct or indirect compensation to any employee, officer, director or consultant of the Consolidated Group except in amounts in keeping with past practices by formula or otherwise, and not increase, terminate, amend or otherwise modify any plan for the benefit of employees.
      8.    Conditions to Obligations of the Purchaser.
            The obligations of the Purchaser hereunder are, at the option of the Purchaser, subject to compliance with each of the following conditions at or prior to the Closing Date:
            (a) The representations and warranties of the Seller and Stockholders contained in this Agreement shall be true and correct on and as of the Closing Date, with the same effect as though all such representations and warranties had been made on and as of that date.
            (b) All the terms, covenants and conditions hereof to be complied with and performed by the Seller on or before the Closing Date shall be duly complied with and performed.
            (c) The Purchasers shall have received an opinion of Charles E. Matthews, Esq., counsel to the Seller, dated the Closing Date, as to such reasonable and customary matters as Purchaser's counsel shall request.

            (d) Between the date hereof and the Closing Date, the Consolidated Group shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, except as consented to be the Purchaser pursuant to the provisions of Section 7(b) hereof or in the ordinary course of business, and there shall not have been any material change in the capital stock ownership of the Seller or any material adverse change in the condition, financial or otherwise, net worth or results of operations of the Consolidated Group.
            (e) On or before the Closing Date, the Purchaser shall not have discovered any material error, mistake or omission in the representations and warranties made by the Seller herein.
            (f) All consents, approvals, authorizations, waivers or orders of any court, tribunal, arbitrator or governmental agency or body or union required or necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained. Except as disclosed in the Financial Statements or on Exhibit C, no agency or department of any government unit or subdivision shall have threatened any action against the Seller and/or Purchaser to prevent, or as a result of, the acquisition of the Acquired Assets by the Purchaser.
            (g) Each of the Stockholders and a consulting entity owned and controlled by them and the Purchaser shall have entered into a consulting, management and non-compete agreement in the form of Schedule G hereto (the "Consulting Agreement").

            (h) Purchaser and each of Evan Bokor, Patricia Small, Mary Ann Vetter, John Costa, Eugene Feher, Jon Preiser and Scott Preiser (the "Employees") shall have made mutually acceptable arrangements for the continued employment of the Employees with the Purchaser.
      9.    Conditions to Obligations of the Seller.
            The obligations of the Seller hereunder are, at the option of the Seller, subject to the compliance with each of the following conditions at or prior to the Closing Date:
            (a) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date, with the same effect as though all such representations and warranties had been made on and as of that date.
            (b) All the terms, covenants and conditions hereof to be complied with and performed by the Purchaser on or before the Closing Date shall be duly complied with and performed.
            (c) The Seller shall have received the opinion of David Keller, Esq., counsel to the Purchaser, dated the Closing Date, as to such customary and reasonable matters as Seller's counsel shall request.
            (d) On or before the Closing Date, the Seller shall not have discovered any material error, mistake or omission in the representations and warranties made by the Purchaser hereunder.

            (e) All consents, approvals, authorizations, waivers or orders of any court, tribunal, arbitrator or governmental agency or body or union required or necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained.
            (f) Each of the Stockholders and a consulting entity owned and controlled by them and the Purchaser shall have entered into the Consulting Agreement.
            (g) The Seller and Stockholders shall have been released by each of the Employees (or indemnified by Purchaser) with respect to any and all claims for compensation, benefits or other remuneration relating to, accruing or arising out of periods or events prior to the Closing Date.
            (h) Purchaser shall agree to make available to Seller, without charge, from and after the Closing Date, the services of Evan Bokor, on a reasonable basis as needed by Seller, to assist in connection with the administration of the Retained Assets and Retained Liabilities.
            (I) The Purchaser's publicly traded common stock shall have a publicly traded sale price, as quoted by NASDAQ of at least $3.25 per share for each of the five most recent consecutive trading days prior to the Closing Date. NASDAQ quoted sales price shall mean the last sale on the applicable date or, if there is no sale on such date, the average of the closing bid and asked prices on such date.
            (j) The Purchaser shall have afforded to the Seller and its authorized representatives access to the properties, books and records of the Purchaser prior to the Closing Date, and shall have caused the officers of the Purchaser to furnish the Seller with such additional financial and operating data and other information as to the business and the properties of the Purchaser which the Seller shall have from time to time reasonably requested prior to the Closing Date, subject, with respect to Seller, to the same confidentiality and non-disclosure restrictions as those contained in Section 7(a) hereof with respect to Purchaser.
      10.   Seller's Indemnity.
            (a) The Seller agrees to indemnify and hold harmless the Purchaser against any loss, liability, claim, damage or expense against the Purchaser resulting from the breach of any representations, warranties or covenants of the Seller in this Agreement or from acts, omissions or conduct of the Consolidated Group prior to the Closing Date except for the Assumed Liabilities. The indemnification hereunder shall include the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees in connection therewith. Purchaser shall give written notice to the Seller, within ten days of receipt by Purchaser of notification of any loss, liability, claim, damage or expense covered by this indemnification, and the Seller shall have the right, but not the obligation, to contest and defend any action brought against the Purchaser at its sole expense; provided, however, that if the Seller shall fail to notify the Purchaser within ten (10) days after written notice by the Purchaser of any such loss, liability, claim, damage or expense of their election not to defend and contest any such action, then the Purchaser shall have the right to take any action it deems appropriate to defend, contest, settle or compromise any such action or claim at the expense of the Seller.

      (b) In no event shall the aggregate of all liabilities imposed upon the Seller under the foregoing subsection (a) exceed the value of the Purchaser's Stock.
      11.   Purchaser's Indemnity
            Purchaser agrees to indemnify and hold harmless the Seller and Stockholders against any loss, liability, claim, damage or expense against any of them resulting from the Assumed Liabilities or the breach of any representations, warranties or covenants of Purchaser in this Agreement or from acts, omissions or conduct of the Consolidated Group after the Closing Date. The indemnification hereunder shall include the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees in connection therewith. Seller or the Stockholders (as applicable) shall give written notice to the Purchaser, within ten days of receipt by any of them of notification of any loss, liability, claim, damage or expense covered by this indemnification, and the Purchaser shall have the right, but not the obligation, to contest and defend any action brought against any of them at its sole expense; provided, however, that if the Purchaser shall fail to notify the Seller and/or Stockholders (as applicable) within ten (10) days after written notice by any of them of any such loss, liability, claim, damage or expense of Purchaser's election not to defend and contest any such action, then the Sellers and/or Stockholders (as applicable) shall have the right to take any action they deem appropriate to defend, contest, settle or compromise any such action or claim at the expense of the Purchaser.
      12.   Miscellaneous.

            (a) The Purchaser and the Seller represent, warrant and agree that they have not engaged any broker or any other person who would be entitled to any brokerage fee or commission in respect of the execution of this Agreement and/or the consummation of the transactions contemplated hereby; and the Seller agrees to, and do hereby, exonerate, indemnify and hold harmless the Purchaser, against and in respect of any and all claims, losses, liabilities or expenses which may be asserted against the Purchaser or the Seller, as the case may be, by any broker or other person on the basis of any arrangements or agreements made or alleged to have been made by the Seller; and the Purchaser agrees to, and does hereby exonerate, indemnify and hold harmless of the Seller, in respect of any and all claims, losses, liabilities or expenses which may be asserted against it by any such broker or other person on the basis of any arrangement or agreement made or alleged to have been made by the Purchaser.
      (b) Any notice, request, instruction or other document to be given hereunder shall be in writing, and except as otherwise provided for herein, shall be delivered personally, or sent by registered or certified mail as follows:
            (I)   If , to the Purchaser:
                  2025 East Beltline Ave., S.E., Suite 400
                  Grand Rapids, MI  49546

            (ii)  If, to the Seller or Stockholders:
                  1266 Main Street
                  Stamford, CT   06902
or to such other addresses as any of the parties hereto may hereinafter designate in writing to the other parties hereto.
      (c) The representations, warranties, covenants and agreements herein contained shall survive the execution of this Agreement and the Closing Date.
      (d) After the Closing Date, each of the parties hereto, at the reasonable request of the other, will take such action and execute and deliver such further documents and instruments as may be necessary to assure complete and full and effective consummation of the transactions contemplated hereunder.
      (e) This Agreement shall be binding upon and shall inure to the benefit of the Seller, Stockholder and the Purchaser and their respective heirs, representatives, successors and assigns; provided however that Purchaser shall not have the right to transfer or delegate any of its rights or obligations hereunder. Except as set forth above, nothing in this Agreement expressed or implied is intended to confer upon any persons, other than the Seller, Stockholder and the Purchaser and their respective heirs, representatives, successors and assigns, any rights or remedies under or by reason thereof.
      (f) This Agreement cannot be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom the enforcement of any waiver, change, discharge or termination is sought. This Agreement contains the entire understanding between the parties with respect to the transactions covered hereby.
      (g) In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.
      (h) This Agreement will be construed and governed in accordance with the laws of the State of Connecticut.
      (I) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


SELLER:                             PURCHASER:

THE NEPTUNE GROUP, INC.             INTELLIGENT DESIGN SYSTEMS, INC.

By: /s/ Steven Chaleff              By: /s/ Mark A. Babin
Title: President                    Title: President



                                    STOCKHOLDERS:

                                    /s/ Steven M. Chaleff
                                    Stephen M. Chaleff


                                    /s/ Fred Wiener
                                    Fred Wiener